UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 26, 1997


                        SYMONS INTERNATIONAL GROUP, INC.

                             State of Incorporation:
                                     Indiana

Commission File Number                                 IRS Employer Id. Number
No. 1-12369                                            No. 35-1707115

                     Address of Principal Executive Offices:
                               4720 Kingsway Drive
                           Indianapolis, Indiana 46205

                                  Telephone No.
                                 (317) 259-6400

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On August 12, 1997, Symons International Group, Inc. ("Company") acquired from GS Capital Partners II, L.P. and certain other investment funds affiliated with Goldman, Sachs & Co. ("GSCP"), GSCP's 48% interest in the Company's nonstandard automobile insurance business for $61 million in an all cash transaction. The purchase price was determined through arm's-length negotiations.

The acquisition was financed by a $135 million offering ("Offering") of trust preferred securities ("Preferred Securities") by SIG Capital Trust 1 which closed on August 12, 1997. The Preferred Securities were offered pursuant to Rule 144A of the Securities Act of 1993 and enabled SIG Capital Trust 1 to invest $135 million in senior subordinated notes ("Sub Notes") of the Company. Both the Preferred Securities and the Sub Notes will carry a 30-year term.

In addition to financing the $61 million acquisition from GSCP, the proceeds to the Company from the Offering were used to (1) retire the approximately $45 million term debt incurred in March 1996, (ii) to provide additional capital to the Company's operating insurance subsidiaries, (iii) general corporate purposes, and (iv) pay expenses of the offering of the Preferred Securities.

The Preferred Securities have not been registered pursuant to applicable securities laws and may not be offered or sold absent such registration or an applicable exemption from registration requirements.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements.

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item
7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after August 27, 1997.

(b) Pro Forma Financial Information.

The following unaudited pro forma consolidated balance sheet and statements of earning of the company for the year ended December 31, 1996 and as of and for the six months ended June 30, 1997 present the financial position and results for the Company as if the Offering had occurred as of January 1, 1996. The pro forma adjustments are based on available information and certain assumptions the Company currently believes are reasonable in the circumstances. The unaudited pro forma consolidated balance sheet and statements of earnings have been derived from and should be read in conjunction with the historical Consolidated six months ended June 30, 1997, and should be read in conjunction with the accompanying Notes to Unaudited Pro Forma Consolidated Balance Sheet and Statements of Earnings. The pro forma adjustments and pro forma consolidated amounts are provided for informational purposes only.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the results of operations or financial position that would have occurred had the Offering been consummated on the dates assumed, nor is the pro forma information intended to be indicative of the Company's future results.

Symons International Group, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
(in thousands)


                                                           SIG Historical              Pro Forma              Pro Forma
                                                      As of June 30, 1997            Adjustments       for the Offering
Assets
Investments                                                     $ 190,500           $ 24,228 (1)              $ 214,728
Cash and cash equivalents                                          18,329                                        18,329
Receivables, net                                                  176,045                                       176,045
Reinsurance recoverable on paid and unpaid
losses, net                                                        70,694                                        70,694
Prepaid reinsurance premiums                                       73,927                                        73,927
Deferred policy acquisition costs                                  13,121                                        13,121
Deferred income taxes                                               2,899                118 (2)                  3,017
Property and equipment                                              9,555                                         9,555
Investments in and advances to related parties                      2,418                                         2,418
                                                                                       4,900 (3)
                                                                                     (1,116) (4)
                                                                                       2,034 (5)
Other                                                              10,153             34,276 (6)                 50,247
                                                                   ------           --------                     ------
     Total Assets                                               $ 567,641           $ 64,440                  $ 632,081
                                                                =========           ========                  =========

Liabilities:

Losses and loss adjustment expenses                             $ 137,924                                     $ 137,924
Unearned premiums                                                 160,741                                       160,741
Reinsurance payable                                               100,475                                       100,475
Federal income tax payable                                          1,594               (391)(7)                  1,203
Term debt                                                          44,872             44,872 (8)                      0
Other                                                              23,411                                        23,411
                                                                   ------                                        ------
    Total Liabilities                                             469,017            (45,263)                   423,754

Minority interest
Preferred Securities                                                    0            135,000 (9)                135,000
Equity in net assets of subsidiary                                 26,724            (26,724)(10)                     0

Stockholders' Equity

Common stock                                                       39,019                                        39,019
Additional paid-in capital                                          5,905                                         5,905
Unrealized gain/(loss) on investments, net                          2,184              2,034 (5)                  4,218
                                                                                        (725)(11)                24,185
Retained earnings                                                  24,792                118 (2)
                                                                   ------            -------
                                                                   71,900              1,427                     73,327
                                                                   ------            -------                     ------
      Total Liabilities and Stockholders' Equity                $ 567,641           $ 64,440                  $ 632,081
                                                                =========           ========                  =========

The accompanying notes are an integral part of the pro forma consolidated financial statements.

Symons International Group, Inc.
Unaudited Pro Forma Consolidated Statement of Earnings
(in thousands)

                                                          SIG Historical
                                                      For the Six Months               Pro Forma              Pro Forma
                                                     Ended June 30, 1997             Adjustments       for the Offering
Gross premiums written                                         $ 279,065                                      $ 279,065
                                                               =========                                      =========
Net premiums written                                           $ 150,523                                      $ 150,523
                                                               =========                                      =========

Net premiums earned                                            $ 136.012                                      $ 136,012
Net investment income                                              5,276                                          5,276
Other income                                                      10,791                                         10,791
Net realized capital gain/(loss)                                   1,684                                          1,684
                                                                   -----                                          -----
  Total revenues                                                 153,763                                        153,763

Losses and loss adjustment expenses                              103,293                                        103,293
Policy acquisition and general and
  administrative expenses                                         30,397                 82  (12)                31,150
                                                                                       (116) (13)
                                                                                        788  (14)
Interest expense                                                   2,744             (2,706) (15)                    38
                                                                   -----            --------                         --

   Total expenses                                                136,434             (1,953)                    134,481
                                                                 -------            --------                    -------

Earnings before income taxes, minority
 interest and extraordinary item                                  17,329              1,953                      19,282
Provision for income taxes                                         6,183                959 (16)                  7,024
                                                                                       (118)(17)
Minority interest:
Distributors on Preferred Securities                                                  4,168 (18)                  4,168
Equity in earnings of subsidiary                                   1,560             (1,560)(19)
                                                                   -----            --------

 Net earnings from continuing
 operations (20)                                                 $ 9,586           ($ 1,497)                    $ 8,089
                                                                 =======           =========                    =======

Net earning per common share from continuing
operations-primary (20)                                           $ 0.90                                         $ 0.76
Weighted average shares outstanding                               10,617                                         10,617

The accompanying notes are an integral part of the pro forma consolidated financial statements.

Symons International Group, Inc.
Unaudited Pro Forma Consolidated Statement of Earnings
(in thousands)


                                                           SIG Historical
                                                             For the Year              Pro Forma              Pro Forma
                                                      Ended Dec. 31, 1996            Adjustments       for the Offering
Gross premiums written                                          $ 305,499                                     $ 305,499
                                                                =========                                     =========
Net premiums written                                            $ 209,592                                     $ 209,592
                                                                =========                                     =========

Net premiums earned                                             $ 191,759                                     $ 191,759
Net investment income                                               6,733                                         6,733
Other income                                                        9,286                                         9,286
Net realized capital gain/(loss)                                  (1,015)                                       (1,015)
                                                                  -------                                       -------
     Total revenues                                               206,763                                       206,763

Losses and loss adjustment expenses                               137,109                                       137,109
Policy acquisition and general and
  administrative expenses                                          42,013               163  (12)                43,648
                                                                                       (231) (13)
                                                                                      1,703  (14)
Interest expense                                                    3,938            (3,927) (15)                    11
                                                                    -----           --------                         --

     Total expenses                                               183,060            (2,292)                    180,768

Earnings before income taxes, minority interest
  and extraordinary item                                           23,703             2,292                      25,995
Provision for income taxes                                          8,046             1,398  (16)                 9,444
Minority interest:
Preferred Securities Distributions                                                    8,336  (18)                 8,336
Equity in net assets of subsidiary                                  2,401           (2,401)  (19)                     0
                                                                    -----           -------                           -

     Net earnings from continuing
     operations (20)                                             $ 13,256          ($ 5,041)                    $ 8,215
                                                                 ========          =========                    =======
Net earning per common share from continuing
operations-primary (20)                                            $ 1.76                                        $ 1.09
Weighted average shares outstanding                                 7,537                                         7,537

         Notes to Unaudited Pro Forma Consolidated Financial Statements

(1) Application of the net proceeds from the Offering are invested as of June 30, 1997 as follows:
                                                               (in thousands)

              Offering Proceeds                                   $ 135,000
              Estimated fees and expenses                            (4,900)
              Repayment of GGS Senior Credit Facility               (44,872)
              Purchase of Minority Interest in GGS Holdings         (61,000)
                                                                    --------
              General corporate purposes                            $24,228
                                                                    ========

         The pro forma statement of earnings for the six month ended June 30, 1997 and the year ended December 31, 1996 assumes no interest earnings on funds remaining. However, the Company fully expects to invest such funds.

(2) Deferred tax assets and retained earnings at June, 1997 increase by $ 118,000 related to the elimination of the deferred tax liability on the unremitted earnings of GGSH due to the purchase of the remaining minority interest share of 48%.

(3) Other assets at June 30, 1997 increase by $ 4,900,000 representing deferred Preferred Securities issuance costs to be amortized over their term (30 years).

(4) Other assets at June 30, 1997 are reduced by $ 1,116,000 representing the write-off of unamortized debt issuance costs in connection with the GGS Senior Credit Facility that was repaid with the proceeds of the Offering.

(5) Goodwill and equity at June 30, 1997 increased by $ 2,034,000 for the after tax effects of the elimination of the minority interest portion of the unrealized loss on investments held for sale.

(6) Goodwill at June 30, 1997 is increased by $ 34,276,000 for the excess of the purchase price of the minority interest share, over the minority interest liability of $ 26,724,000 as the entire excess purchase price is applied to goodwill as all identifiable assets approximate fair value. Total goodwill at June 30, 1997, including that existing prior to the Offering aggregates $ 36,390,000.

(7) Income taxes payable at June 30, 1997 are reduced by $ 391,000 for the tax effect of the write-off of the debt issuance costs associated with the term debt repaid from the proceeds of the Offering.

(8) Existing term debt is completely repaid with the proceeds of the Offering.

(9)      Issuance of Preferred Securities from the Offering.

(10) Minority interest liability at June 30, 1997 is eliminated with the purchase of the minority interest share from the proceeds of the Offering.

(11) Retained earnings at June 30, 1997 is reduced by $ 725,000 for the after tax effects of the write-off of the debt issuance costs associated with the GGS Senior Credit Facility repaid from the proceeds of the Offering.

(12) Policy acquisition and general and administrative expenses for the six months ended June 30, 1997 and the year ended December 31, 1996 are increased by $ 82,000 and $ 163,000, respectively, for the amortization of the Preferred Securities issuance costs. Such costs are amortized over the life of the Preferred Securities of thirty years.

(13) Policy acquisition and general and administrative expenses for the six months ended June 30, 1997 and the year ended December 31, 1996 are decreased by $ 116,000 and $ 231,000, respectively, for the amortization of the debt issuance costs associated with the GGS Senior Credit Facility.

(14) Policy acquisition and general and administrative expenses for the six months ended June 30, 1997 and the year ended December 31, 1996 are increased by $ 788,000 and $ 1,703,000, respectively, for the amortization of goodwill created by the excess of the purchase price of the minority interest share in excess of the minority interest liability. Goodwill is amortized over a 25-year period on a straight line basis based upon management's estimate of the expected benefit period.

(15) Interest expense for the six months ended June 30, 1997 and the year ended December 31, 1996 is decreased by $ 2,706,000 and $ 3,927,000, respectively, for the interest incurred on the GGS Senior Credit Facility which was repaid from the proceeds of the Offering.

(16) All applicable pro forma adjustments to operations are tax affected at a rate of 35%. Amortization on goodwill is added back to earnings in determining the provision for income taxes as goodwill amortization is non-deductible for tax purposes.

(17) Income tax expense for the six month ended June 30, 1997 is reduced by $ 118,000 for the elimination of the deferred tax effects of the unremitted earnings to SIG of GGSH due to the purchase of the remaining minority interest.

(18) Distributions on Preferred Securities for the six months ended June 30, 1997 and the year ended December 31, 1996, net of income taxes at 35%, of $ 4,168,000 and $ 8,336,000, respectively, were based on an interest rate of 9.50%.

(19) Minority interest earnings are eliminated with the purchase of the remaining minority interest share.

(20) Net earnings and earnings per common share from continuing operations for the six months ended June 30, 1997 and the year ended December 31, 1996 exclude ($ 725,000)($ 0.07) per share and ($ 801,000)($ 0.08), respectively, for the effects of the write-off of debt issuance costs incurred on the GGS Senior Credit Facility upon repayment of that debt from the proceeds of the Offering. Such amounts will be presented as extraordinary items in accordance with GAAP.

(c)  Exhibits.

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide all the exhibits required by the provisions of
Item 601 of Regulation S-K. In accordance with Item 601 of Regulation S-K, such exhibits shall be filed by amendment to this Form 8-K no later than 60 days after August 27, 1997.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 27, 1997

                                     SYMONS INTERNATIONAL GROUP, INC.


                                     By: __/s/ Gary P. Hutchcraft______________
                                     Gary P. Hutchcraft
                                     Vice President and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No. 99      Press Release of Transaction